                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): June 17, 1998


                         MATERIAL SCIENCES CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                         1-8803                95-2673173
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
       incorporation)                                        Identification No.)


   2300 East Pratt Boulevard
  Elk Grove Village, Illinois                                       60007
-------------------------------                                  (Zip Code)
(Address of principal executive
          offices)



Registrant's telephone number, including area code:    (847) 439-8270
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Item 5. Other Events.

          On June 17, 1998, the Board of Directors amended the Registrant's By-Laws, principally to provide for advance notices of nominations of directors and stockholder proposals. A copy of the Registrant's By-Laws, as amended, is filed herewith as Exhibit 3.

          Also on June 17, 1998, the Board of Directors of the Registrant approved an amendment (the "Amendment") to the Rights Agreement (the "Rights Agreement"), dated as of June 20, 1996, between the Registrant and ChaseMellon Shareholder Services, L.L.C., as rights agent. The Amendment lowers the threshold amount (from 20% to 15%) upon which a beneficial owner of shares of the Registrant's Common Stock becomes an Acquiring Person (as defined in the Rights Agreement) and triggers a Distribution Date (as defined in the Rights Agreement). A copy of the Amendment is filed herewith as Exhibit 4.

          Additionally, the Registrant approved change in control arrangements for approximately 84 employees, including Change of Control Agreements for all of its executive officers. In general, the Change in Control Agreements with the executive officers provide that in the event that after a Change in Control (as defined therein) employment is terminated by the Registrant without "Cause" (as defined therein) or by such executive for "Good Reason" (as defined therein) or, within 30 days after the first anniversary of a Change in Control, without Good Reason, the Registrant will pay to such executive officer a lump sum payment of one and a half to three times such executive officer's annual base salary plus bonus plus required defined contribution plan contributions, and will provide other compensation and benefits. Such Change in Control Agreements also provide for gross-up payments for certain income tax payments and for, in some cases, covenants not to compete.

          The Registrant also approved an amendment to the Supplemental Employee Retirement Plan established in 1992 (the "1992 SERP"). The amendment to the 1992 SERP changed the terms and provisions of the 1992 SERP to immediately vest participants and commence benefits in a change of control situation and increase the years of service credited from actual years of service to actual years of service plus two years in a change of control situation.

Item 7. Financial Statements and Exhibits.

          (a) Financial Statements of Business Acquired.

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          Not applicable.

          (b) Pro Forma Financial Information.

          Not applicable.

          (c)  Exhibits.

          See the exhibits listed in the Index to Exhibits.

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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              MATERIAL SCIENCES CORPORATION



Dated:  June 19, 1998        By:  /s/ James J. Waclawik, Sr.
                                  -------------------------------------------.
                                  James J. Waclawik, Sr.
                                  Vice President, Chief Financial Officer and
                                  Secretary

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                               Index to Exhibits
                               -----------------

Exhibit No.  Description of Document
-----------  -----------------------

          3  By-Laws of the Registrant, as amended

          4 First Amendment to Rights Agreement, dated as of June 17, 1998 between the Registrant and ChaseMellon Shareholder Services, L.L.C., as rights agent


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